June 18, 2012 ETP HoldCo Corp. Exhibit 99.2

Energy Transfer Partners, L.P. Sunoco, Inc.
3738 Oak Lawn Ave. 1818 Market Street, Suite 1500
Dallas, TX 75219 Philadelphia, PA 19103
Attention: Investor Relations Attention: Investor Relations
Phone: (214) 981-0795
Phone: (215) 977-6764
E-mail: InvestorRelations@energytransfer.com E-mail: SunocoIR@sunocoinc.com
Forward Looking Statements
2
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
PARTICIPANTS IN THE SOLICITATION
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed business combination transaction between Energy Transfer Partners, L.P. (“ETP”) and Sunoco, Inc. (“Sunoco”), ETP plans to file with the U.S.
Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will contain a proxy statement/prospectus to be mailed to the Sunoco shareholders in connection with the proposed transaction. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION
ABOUT ETP, SUNOCO, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION
STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by ETP and Sunoco through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of ETP or Sunoco at the following:
ETP and Sunoco, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the merger agreement. Information regarding directors and executive officers of ETP’s general partner is contained in ETP’s Form 10-K for the year ended
December 31, 2011, which has been filed with the SEC. Information regarding Sunoco’s directors and executive officers is contained in Sunoco’s definitive proxy statement dated
March 16, 2012, which is filed with the SEC. A more complete description will be available in the registration statement and the proxy statement/prospectus.
Statements in this document regarding the proposed transaction between ETP and Sunoco, the expected timetable for completing the proposed transaction, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company, and any other statements about ETP, Energy Transfer Equity, L.P. (“ETE”),
Sunoco Logistics Partners, L.P. (“SXL”) or Sunoco managements’ future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,”
“expects,” estimates and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to consummate the proposed transaction; the ability to obtain the requisite regulatory approvals, Sunoco shareholder approval and the satisfaction of other conditions to consummation of the transaction; the ability of ETP to successfully integrate Sunoco’s operations and employees; the ability to realize anticipated synergies and cost savings; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, suppliers, customers and competitors; the ability to achieve revenue growth; national, international, regional and local economic, competitive and regulatory conditions and developments; technological developments; capital and credit markets conditions; inflation rates; interest rates; the political and economic stability of oil producing nations;
energy markets, including changes in the price of certain commodities; weather conditions; environmental conditions; business and regulatory or legal decisions; the pace of deregulation of retail natural gas and electricity and certain agricultural products; the timing and success of business development efforts; terrorism; and the other factors described in the Annual Reports on Form 10-K for the year ended December 31, 2011 filed with the SEC by ETP, ETE, SXL and Sunoco. ETP, ETE, SXL and Sunoco disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this document.

Overview of ETP HoldCo Transaction
Energy Transfer Equity, L.P. (“ETE”) and Energy Transfer Partners, L.P. (“ETP”) will combine the businesses of
Southern Union Company (“SUG”) and Sunoco, Inc. (“SUN”) under an ETP-controlled entity, ETP HoldCo Corporation
(“ETP HoldCo”)
- ETE will contribute SUG in exchange for a 60% equity interest
- ETP will contribute SUN in exchange for a 40% equity interest
•
Prior to the contribution of SUN to ETP HoldCo, SUN’s interests in Sunoco Logistics Partners L.P. (“SXL”) will be transferred to ETP
- ETP will control ETP HoldCo through a majority of Board seats
The ETP HoldCo transaction will be completed concurrently with the SUN acquisition, expected to close in the third or fourth quarter of this year
Resolves timing of ETE’s dropdown of the SUG assets without the need for external equity or debt financing.
Simplifies organizational structure by combining SUG and SUN under a single ETP-controlled entity
- Improves transparency to investors and analysts as SUG and SUN businesses will be consolidated under ETP for financial reporting purposes
- Allows for more efficient commercial management and incremental commercial and operational synergies
- Enhances distribution growth prospects at both ETE and ETP

Pro Forma Organizational Structure

Previously Announced Structure Pro Forma ETP HoldCo Structure
100.0% IDRs, 2.0%
GP and 32.4% LP
Interest
Energy Transfer
Partners, L.P.
Energy Transfer
Equity, L.P.
100.0% IDRs, GP
Interest and
21.9% LP Interest
Sunoco Logistics
Partners L.P.
ETP HoldCo
Sunoco, Inc.
Southern Union
Company
60%
Equity
Interest
40%
Equity Interest
100.0% Equity
Ownership
32.4%
LP Interest
Sunoco Logistics
Partners L.P.
Energy Transfer
Partners, L.P.
Sunoco, Inc.
100.0%
IDRs and
2.0% GP
Interest
Energy Transfer
Equity, L.P.
100.0% IDRs, GP
Interest and
21.9% LP Interest
Southern Union
Company
100.0% Interest
Note: Excludes ETE’s interests in Regency Energy Partners LP

Southern Union assets
Southern Union pipelines
Missouri Gas Energy
New England Gas Company
Storage
Trunkline LNG
ETP assets
ETP pipelines
Processing
Storage
Treating
Sunoco assets
Sunoco pipelines
Terminals

ENERGY TRANSFER

Pro Forma ETP Combined Asset Footprint 5 Note: Excludes Sunoco’s retail marketing outlets

Pro Forma ETP – Significant Size and Scale

Summary Asset Overview
Status Quo SUN & Pro Forma
ETP SXL SUG ETP
Pipelines (miles):
Natural Gas 24,294 -               15,700       39,994
Natural Gas Distribution (LDCs) -               -               15,173       15,173
NGL 2,110 40 -               2,150
Crude Oil -               5,400 -               5,400
Refined Products -               2,500 -               2,500
Total 26,404 7,940 30,873 65,217
Operating Metrics:
Natural Gas Throughput (Bcfpd) 23 -               6               28
NGL Throughput (Mbpd) 677 107 -               784
LNG Throughput (Bcfpd) -               -               2               2
Crude Oil Throughput (Mbpd) -               1,747 -               1,747
Refined Products Throughput (Mbpd) -               522 -               522
Natural Gas Processing Capacity (MMcfpd) 2,942 -               475           3,417
Natural Gas Treating Capacity (MMcfpd) 1,985 -               585           2,570
Natural Gas Conditioning Capacity (MMcfpd) 846 -               -               846
NGL Processing Capacity (Mbpd) 251 -               -               251
Natural Gas Storage (Bcf) 74 -               101           176
NGL Storage (Mbbl) 47,000 1,000 -               48,000
LNG Storage Capacity (Bcf) -               -               9               9
Crude Oil Storage (Mbbl) -               25,000 -               25,000
Refined Products Storage (Mbbl) -               16,000 -               16,000
Facilities:
Natural Gas Storage Facilities 3 -               6               9
NGL Storage Facilities 2 1 -               3
Crude Oil Storage Facilities -               4 -               4
Refined Products Storage Facilities -               44 -               44
Natural Gas Process., Treat., Cond. Facilities 35 -               10             45
NGL Processing Facilities 4 -               -               4
Retail Marketing Outlets -               4,900 -               4,900
Note: Joint venture assets shown on consolidated basis; includes projects under construction
Pipeline Mileage
NGL
8%
Natural Gas
92%
Natural Gas
62%
Crude Oil
8%
NGL
3%
LDCs
23%
Refined
Products
4%
Throughput*
NGL
15%
Natural Gas
85%
NGL
10%
Crude Oil
22%
Refined
Products
6%
LNG
4%
Natural Gas
58%
Storage Capacity*
NGL
79%
Natural Gas
21%
LNG
1%
Crude Oil
21%
Refined
Products
13%
NGL
41%
Natural Gas
24%
* Throughput and storage capacity converted on a 6:1 Mcf:Bbl basis